DIRECT OPERATING COSTS	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
DIRECT OPERATING COSTS	DIRECT OPERATING COSTS
The company has no key employees or directors and does not remunerate key management personnel. Details of the allocations of costs incurred by Brookfield on behalf of the company are disclosed in Note 27. Key decision makers of the company are all employees of the ultimate parent company or its subsidiaries, which provides management services under a master services agreement with Brookfield (the “Master Services Agreement”).
Direct operating costs are costs incurred to earn revenues and include all attributable expenses. The following table presents direct operating costs by nature for the years ended December 31, 2023, 2022, and 2021:

(US$ MILLIONS)	2023	2022	2021
Inventory costs	$527	$490	$491
Subcontractor and consultant costs	2,432	2,509	2,948
Concession construction materials and labor costs	299	323	235
Depreciation and amortization expense	728	498	262
Compensation	1,749	1,503	1,322
Other direct costs	1,059	840	725
Total	$6,794	$6,163	$5,983
Other direct costs include freight, cost of construction expensed and expected credit loss provisions on financial assets.
Total lease expenses relating to short-term and low-value leases included in direct operating costs for the year ended December 31, 2023 were $13 million (2022: $11 million ) and $4 million (2022: $4 million), respectively.